UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

ALTERYX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38034	90-0673106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17200 Laguna Canyon Road

Irvine, California 92618

(Address of principal executive offices)

(888) 836-4274

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	AYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated December 18, 2023 (the “Merger Agreement”), among Azurite Intermediate Holdings, a Delaware corporation (“Parent”), Azurite Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Alteryx, Inc., a Delaware corporation (the “Company”).

On March 19, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds managed by Clearlake Capital Group, L.P. and Insight Venture Management, LLC.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Concurrently with the closing of the Merger, Parent entered into that certain Credit Agreement with Azurite Software Intermediate Holdings, Inc., a Delaware corporation and the sole stockholder of Parent (“Holdings”), SSLP Lending, LLC, as administrative agent and collateral agent, and the lenders and letter of credit issuers from time to time party thereto (the “Credit Agreement”), which provides for (i) an initial term loan facility in an aggregate principal amount equal to $550 million, (ii) a delayed draw term loan facility in an aggregate principal amount of up to $1,250 million, and (iii) a revolving loan facility in an aggregate principal amount of up to $200 million. Parent is the borrower, and Holdings, the Company and certain of the Company’s subsidiaries are guarantors, under the Credit Agreement. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of Parent and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

On August 12, 2019, the Company issued (i) $400 million aggregate principal amount of 0.50% Convertible Senior Notes due 2024 (the “2024 Convertible Notes”) under that certain Indenture, dated as of August 12, 2019, by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee” and, such indenture, the “2024 Notes Indenture”), and (ii) $400 million aggregate principal amount of 1.00% Convertible Senior Notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “Convertible Notes”) under that certain Indenture, dated as of August 12, 2019, by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “2026 Notes Indenture” and, together with the 2024 Notes Indenture, the “Convertible Notes Indentures”). Concurrently with the closing of the Merger, the Company entered into (i) the First Supplemental Indenture, dated as of March 19, 2024 (the “2024 Notes Supplemental Indenture”), by and between the Company and the Trustee, which amends the 2024 Notes Indenture, and (ii) the First Supplemental Indenture, dated March 19, 2024 (the “2026 Notes Supplemental Indenture” and, together with the 2024 Notes Supplemental Indenture, the “Supplemental Indentures”). As a result of the Merger, and pursuant to the Convertible Notes Indentures (as amended by the Supplemental Indentures), from and after the effective time of the Merger (the “Effective Time”), the Convertible Notes are no longer convertible into shares of Common Stock (as defined below). Rather, on the terms and subject to the conditions of the Convertible Notes Indentures, the right to convert each $1,000 principal amount of the Convertible Notes into Common Stock (or cash in lieu of all or any portion thereof in accordance with the terms of the Convertible Notes) has been changed into the right to convert such principal amount solely into a number of units of Reference Property (as defined in the Convertible Notes Indentures) equal to the conversion rate of 5.2809 applicable to each series of the Convertible Notes, with each unit of Reference Property consisting of cash in the amount of $48.25.

The foregoing descriptions of the Convertible Notes Indentures do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the documents which are attached to the Company’s Annual Report on Form 10-K, filed on February 6, 2024. Copies of the 2024 Notes Supplemental Indenture and the 2026 Notes Supplemental Indenture are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time, each issued and outstanding share of the Company’s Class A common stock, par value $0.0001 per share and Class B common stock, par value $0.0001 per share (collectively, the “Common Stock”) (other than certain exceptions, including shares of Common Stock held by the Company, Parent or Merger Sub, or held by stockholders who did not vote in favor of the Merger nor consented thereto in writing and properly demanded appraisal of such shares under Delaware law), was automatically converted into the right to receive cash in an amount equal to $48.25, without interest (the “Per Share Price”).

Pursuant to the Merger Agreement, at the Effective Time, the Company’s outstanding restricted stock units (each, an “RSU”) were treated in the following manner:

•

Each outstanding RSU (including, each performance stock unit) that was vested or that vested as a result of the Merger was cancelled and converted solely into the right to receive an amount in cash (without interest) equal to (1) the total number of shares of Common Stock subject to such vested RSU immediately prior to the Effective Time, multiplied by (2) the Per Share Price, less applicable withholding taxes.

•

Except as described in the bullet below, each outstanding RSU that was unvested was cancelled and converted solely into the contingent right to receive a cash award (without interest) equal to (1) the total number of shares of Common Stock subject to such unvested RSU immediately prior to the Effective Time, multiplied by (2) the Per Share Price, less applicable withholding taxes, which resulting payment is subject to the same vesting terms and conditions as applied to such unvested RSU immediately prior to the Effective Time.

•

Each outstanding performance-based RSU that had not become eligible for vesting as of the Effective Time based on the actual or deemed achievement of the applicable performance-based metrics was cancelled for no consideration or payment.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s outstanding options to acquire shares of Common Stock (each, an “Option”) were treated in the following manner:

•

Each outstanding Option that was vested at the Effective Time was cancelled and converted into the right to receive an amount in cash (without interest) equal to (1) the total number of shares of Common Stock subject to such vested Option multiplied by (2) the excess, if any, of the Per Share Price over the exercise price per share of such vested Option, less applicable withholding taxes.

•

Each outstanding Option that was not vested at the Effective Time with a per share exercise price that is less than the Per Share Price was cancelled and converted into the contingent right to receive a cash award (without interest) equal to (1) the total number of shares of Common Stock subject to such unvested Option immediately prior to the Effective Time, multiplied by (2) the excess of the Per Share Price over the exercise price per share of such unvested Option, less applicable Taxes withholding taxes, which resulting payment is subject to the same vesting terms and conditions as applied to such unvested Option immediately prior to the Effective Time.

•

Any Option (whether vested or unvested) to purchase shares of Common Stock that has an exercise price per share that is greater than or equal to the Per Share Price was cancelled at the Effective Time for no consideration or payment.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2023. Such exhibit is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified The New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file a Form 25 Notification of Removal from Listing and/or Registration with the SEC to remove the Class A Common Stock from listing on NYSE and deregister the Class A Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to terminate the registration of the Class A Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01) was converted into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, Dean A. Stoecker, Charles R. Cory, Jeffrey L. Horing, Anjali Joshi, Timothy I. Maudlin, CeCe Morken, Eileen M. Schloss and Dan Warmenhoven, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors. At the Effective Time, Behdad Eghbali became the sole director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1. Such exhibit is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2. Such exhibit is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

As previously announced, in connection with the consummation of the Merger, on February 14, 2024, Parent commenced a tender offer (the “Tender Offer”) to purchase for cash any and all of the Company’s 8.750% Senior Notes due 2028 (the “Senior Notes”) issued pursuant to that certain Indenture, dated as of March 6, 2023, by and among the Company, Alteryx UK Ltd. and U.S. Bank Trust Company, National Association, as trustee. On March 14, 2024, Parent issued a press release announcing that it is extending the expiration date of the Tender Offer to March 28, 2024.

The closing of the Merger will constitute a “Fundamental Change” and “Make-Whole Fundamental Change” under each of the Convertible Notes Indentures (as amended by the Supplemental Indentures). The Company will offer to repurchase the Convertible Notes as required by the terms of the Convertible Notes Indentures (as amended by the Supplemental Indentures). The effective date of the Fundamental Change and Make-Whole Fundamental Change in respect of the Convertible Notes is March 19, 2024, which is the Closing Date of the Merger.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 18, 2023, among Azurite Intermediate Holdings, Inc., Azurite Merger Sub, Inc. and Alteryx, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 18, 2023)*

3.1	Amended and Restated Certificate of Incorporation of Alteryx, Inc.

3.2	Amended and Restated Bylaws of Alteryx, Inc.

4.1	First Supplemental Indenture, dated March 19, 2024, to the Indenture, dated August 12, 2019, by and between Alteryx, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), related to Alteryx, Inc.’s 0.50% Convertible Senior Notes due 2024

4.2	First Supplemental Indenture, dated March 19, 2024, to the Indenture, dated August 12, 2019, by and between Alteryx, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), related to Alteryx, Inc.’s 1.00% Convertible Senior Notes due 2026

99.1	Press Release, dated as of March 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.

By:	/s/ Christopher M. Lal
Christopher M. Lal
Chief Legal Officer

Date: March 19, 2024